EXHIBIT 23.3

                CONSENT OF ASCENT COMMUNICATIONS ADVISORS L.P.


   We consent to the reference to our firm under the caption "Experts" and to the use of our appraisal letter dated December 20, 1996 to the Registration Statement (Form S-1 No. 333-19167) and related Prospectus of Orion Newco Services, Inc. dated January 15, 1997.

                                   ASCENT COMMUNICATIONS
                                   ADVISORS, L.P.

                                   By: /s/ Sarah Porter
                                       --------------------
                                   NAME:Sarah L. Porter
                                   TITLE:Managing Director

New York, N.Y.
January 10, 1997